Comerica Incorporated

First Quarter 2018 Financial Review

April 17, 2018

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the Growth in Efficiency and Revenue initiative ("GEAR Up"), and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; unfavorable developments concerning credit quality; changes in regulation or oversight; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; transitions away from LIBOR towards new interest rate benchmarks; reductions in Comerica's credit rating; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; changes in customer behavior; management's ability to maintain and expand customer relationships; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; the effects of recent tax reform and potential legislative, administrative or judicial changes or interpretations related to these and other tax regulations; any future strategic acquisitions or divestitures; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effects of terrorist activities and other hostilities; changes in accounting standards; the critical nature of Comerica's accounting policies and the volatility of Comerica's stock price. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 11 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2017. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

Financial Summary

	1Q18	4Q17	1Q17
Earnings per share[1]	$1.59	$0.63	$1.11
Adjusted earnings per share[1,2]	*1.54*	*1.28*	*1.02*
Net interest income	$549	$545	$470
Net interest margin	*3.41%*	*3.27%*	*2.85%*
Provision for credit losses	$12	$17	$16
Noninterest income	$244	$285	$271
Adjusted noninterest income[2]	*244*	*251*	*245*
Noninterest expenses	446	483	457
Adjusted noninterest expenses[2]	*430*	*431*	*420*
Net income	281	112	202
Adjusted net income[2]	*271*	*226*	*185*
Efficiency ratio[3]	56.33%	58.14%	61.71%
Return on average common shareholders' equity	14.37	5.58	10.42
Return on average assets	1.62	0.62	1.14
Common equity Tier 1 capital ratio	11.96%[4]	11.68%	11.55%
Average diluted shares (millions)	*175*	*176*	*180*

$ in millions, except per share data • [1]Diluted earnings per common share • [2]See Reconciliation of Non-GAAP Financial Measures located in Appendix • [3]Noninterest expenses, including restructuring charges, as a percentage of the sum of net interest income (FTE) & noninterest income excluding net securities gains (losses) • [4]Estimated

Comerica Bank

Reconciliation of Adjusted Net Income

	1Q18		4Q17		1Q17	
($ in millions, except per share data)	*$*	*Per Share[1]*	*$*	*Per Share[1]*	*$*	*Per Share[1]*
Net income	$281	*$1.59*	$112	*$0.63*	$202	*$1.11*
Restructuring charges[2]	12	*0.07*	8	*0.04*	7	*0.04*
Deferred tax adjustment	(3)	*(0.01)*	107	*0.61*	—	—
One-time employee bonus[2]	—	—	3	*0.02*	—	—
Tax benefits from employee stock transactions	(19)	*(0.11)*	(4)	*(0.02)*	(24)	*(0.13)*
Adjusted net income	**$271**	***$1.54***	**$226**	***$1.28***	**$185**	***$1.02***
ROA	1.62%		0.62%		1.14%	
Adjusted ROA[3]	*1.56*		*1.26*		*1.05*	
ROE	14.37		5.58		10.42	
Adjusted ROE[3]	*13.85*		*11.24*		*9.56*	
Efficiency Ratio	56.33		58.14		61.71	
Adjusted Efficiency[3]	*54.32*		*54.23*		*58.79*	

[1]Based on diluted average common shares • [2]Net of tax • [3]See Reconciliation of Non-GAAP Financial Measures located in Appendix

Comerica Bank

First Quarter 2018 Results

Reflect continued drive for greater efficiency & higher returns

	1Q18	Change From 4Q17	Change From 1Q17
Average loans	$48,421	$(512)	$521
Average deposits	56,090	(1,551)	(1,689)
Net interest income	$549	$4	$79
Provision for credit losses	12	(5)	(4)
Noninterest income	244	(41)	(27)
Adjusted noninterest income[1]	*244*	*(7)*	*(1)*
Noninterest expenses	446	(37)	(11)
Adjusted noninterest expenses[1]	*430*	*(1)*	*10*
Provision for income tax	54	(164)	(12)
Net income	281	169	79
Earnings per share[2]	$1.59	$0.96	$0.48
Adjusted earnings per share[1,2]	*1.54*	*0.26*	*0.52*
Equity repurchases[3]	$149	$1	$44

See slide 17 for detail on adoption of revenue & pension accounting standards

Key QoQ Performance Drivers

- Loans reflect seasonality in Mortgage Banker & decline in Corporate Banking
- Deposits show typical 1Q decline
- Net interest income benefitted from rate increase partly offset by 2 fewer days
- Credit metrics remain strong
- Noninterest income decreased with lower syndication fees & BOLI
- Noninterest expenses declined with lower outside processing, advertising & business tax refund, partly offset by annual stock comp
- Lower tax due to lower tax rate, large 4Q17 adjustment to deferred taxes & benefits from employee stock transactions
- Active capital management continued

$ in millions, except per share data • 1Q18 compared to 4Q17 • [1]See Reconciliation of Non-GAAP Financial Measures located in Appendix • [2]Diluted earnings per common share • [3]1Q18 repurchases under the equity repurchase program

Seasonality Impacts Loans

Loan yield increased 22 basis points

Total Loans

($ in billions)



Loan Yields
47.9
48.7
48.7
48.9
48.4
49.2
49.2
3.56
3.73
4.08
4.04
4.26
1Q17
2Q17
3Q17
4Q17
1Q18
Average Balances
4Q17
1Q18
Period-end

1Q18 compared to 4Q17

Average loans

- $427MM Mortgage Banker Finance
- $413MM Corporate Banking
- $127MM Energy

\+ $197MM National Dealer Services

\+ $ 86MM General Middle Market

Period-end loans stable

Loan yield +22 bps

\+ 27 bps due to increase in rates

- 3 bps other dynamics
- 2 bps nonaccrual interest

Loans increased $521MM 1Q18 v. 1Q17

($ in billions; Average)



National Dealer Services
561
Technology & Life Sciences
361
US Banking
115
International
(197)
Energy
(272)

Deposits Decline with Seasonality

Deposits rates remain low



Total Deposits
($ in billions; Average)
Deposit Rates[1]
57.8
57.1
56.5
57.6
56.1
57.9
57.6
0.14
0.15
0.16
0.19
0.25
1Q17
2Q17
3Q17
4Q17
1Q18
4Q17
1Q18
Average Balances
Period-end

1Q18 compared to 4Q17 • [1]Interest costs on interest-bearing deposits • [2]At 3/31/18

Average deposits

- Noninterest-bearing declined $1.9B
- Interest-bearing increased $360MM
- March deposits grew $745MM over February

Loan to deposit ratio[2] of 85%

Continued prudent management of rates



Deposit Seasonality
(Average)
1Q18 / 4Q17
-2.7%
1Q17 / 4Q16
-3.1%
1Q16 / 4Q15
-5.1%

Comerica Bank

Securities Portfolio Stable

Replaced prepays at slightly higher yield



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
12.2
12.2
12.2
12.2
12.0
12.2
12.0
9.3
9.3
9.4
9.3
9.2
9.4
9.3
2.01
2.05
2.05
2.07
2.09
1Q17
2Q17
3Q17
4Q17
1Q18
4Q17
1Q18
Average Balances
Period-end

Duration of 3.3 years[1]

- Extends to 3.9 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax loss of $270MM[2]

Net unamortized premium of $18MM[3]

GNMA ~61% of MBS portfolio

3/31/18 • [1]Estimated as of 3/31/18 • [2]Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

Net Interest Income Benefits from Higher Rates

NIM increased 14 basis points



Net Interest Income
($ in millions)
NIM
470
500
546
545
549
2.85
3.03
3.28
3.27
3.41
1Q17
2Q17
3Q17
4Q17
1Q18

$545MM	4Q17	3.27%
+ 11MM	Loan impacts: +$32MM Higher rates (+20 bps) - $10MM Two fewer days - $ 5MM Lower average loans - $ 4MM Other dynamics (-2 bps) - $ 2MM Nonaccrual interest (-1 bp)	+0.17
+ 1MM	Balances at Fed: + Higher rates & lower balance	+ 0.03
- 3MM	Deposit costs: - Higher rates & higher balance	- 0.03
- 5MM	Wholesale funding: - Higher rates & higher balance	- 0.03
$549MM	1Q18	3.41%

Net Impact due to rates:
$27MM & 17 bps on the NIM

1Q18 compared to 4Q17

Comerica Bank

Credit Quality Strong

Positive credit migration continued with declines in criticized & nonaccrual loans



Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of Total Loans
754
753
753
754
738
1.47
1.43
1.45
1.45
1.42
1Q17
2Q17
3Q17
4Q17
1Q18



Criticized Loans¹
($ in millions)
NALs
Criticized as a % of Total Loans
2,636
2,492
2,434
2,231
2,120
5.5
5.0
5.0
4.5
4.3
521
493
444
402
326
1Q17
2Q17
3Q17
4Q17
1Q18

Portfolio Credit Metrics

$ in millions	Energy	Ex-Energy	Total
Total loans	$1,848	$47,392	$49,240
% of total CMA	*4%*	*96%*	*100%*
Criticized[1]	$468	$1,652	$2,120
Ratio	25.3%	3.5%	4.3%
Q/Q change	*$(40)*	*$(71)*	*$(111)*
Nonaccrual	$102	$224	$326
Ratio	5.5%	0.5%	0.7%
Q/Q change	*$(6)*	*$(70)*	*$(76)*
Net charge-offs[2]	-	28	28
Ratio[3]	-	0.23%	0.23%
Q/Q change	*$(1)*	*$13*	*$12*
Allowance[4]/NPLs			209%
Allowance[4]/LTM NCOs			8.0x

3/31/18 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs • [3]Net credit-related charge-offs (annualized) to average loans • [4]Allowance for loan losses

Comerica Bank

Noninterest Income Decreased Following Strong 4Q17

Decreased $7MM, ex. accounting change



Noninterest Income
($ in millions)
Impact of accounting change[1]
271
276
275
285
244
26
28
30
34
245
248
245
251
1Q17
2Q17
3Q17
4Q17
1Q18

- $32MM Card (+$1MM ex. accounting change)
- $ 4MM Commercial lending (syndication)
- $ 3MM Bank-owned life insurance
- $ 2MM Customer Derivatives (other)
+ $ 2MM Fiduciary
+ $ 1MM Brokerage



GEAR Up Remained on Track YoY
($ in millions)
Card Fees +16%
(ex. accounting change[1])
Fiduciary +5%
Brokerage +27%
77
26
51
59
49
52
5
7
1Q17
1Q18
1Q17
1Q18
1Q17
1Q18

1Q18 compared to 4Q17 • [1]Effective 1/1/18, adopted new revenue recognition standard: noninterest income for certain products will be presented net of costs, effectively lowering both noninterest income and expense (see 10-K). See Reconciliation of Non-GAAP Financial Measures located in Appendix

Comerica Bank

Noninterest Expense Control: Efficiency ratio 56%[1]

Declined $1MM, ex. accounting change, restructuring & one-time employee bonus



Noninterest Expenses[3]
($ in millions)
Impact of accounting change[2]
Restructuring
One-time employee bonus
457
457
463
483
446
26
28
30
34
11
14
7
13
5
16
420
415
426
431
430
1Q17
2Q17
3Q17
4Q17
1Q18

- $38MM Outside processing fees (-$4MM ex. accounting change)
- $ 5MM Business tax refund (other)
- $ 3MM Advertising
- $ 2MM Occupancy
+ $ 7MM Salaries & benefits
  + Annual stock comp & higher payroll taxes
  - Two fewer days in 1Q18
  - 4Q17 one-time employee bonus
+ $ 3MM Restructuring



GEAR Up Remained on Track YoY
(In percentage points)
Efficiency Ratio[1]
Adj. Efficiency Ratio[3]
62
56
59
54
1Q17
1Q18
1Q17
1Q18

1Q18 compared to 4Q17 • [1]Noninterest expenses, including restructuring charges, as a percentage of the sum of net interest income (FTE) & noninterest income excluding net securities gains (losses) • [2]Effective 1/1/18, adopted new revenue recognition standard: noninterest income for certain products are presented net of costs, effectively lowering both noninterest income & expense (see 10-K) • [3]See Reconciliation of Non-GAAP Financial Measures located in Appendix

Comerica Bank

Active Capital Management

Continue to return excess capital to shareholders

Share activity in 1Q18

- 1.6MM shares repurchased[1] ($149MM)
- 1.2MM shares issued from employee stock activity
  - $19MM tax benefit from employee stock transactions
- 175.1MM average diluted shares reflecting buyback, employee stock activity & higher stock price

2017 CCAR Capital Plan (3Q17-2Q18)

- Equity repurchases up to $605MM[1]
  - Completed $436MM thru 3/31

Increasing Shareholder Payout

($ in millions)



Equity Repurchases[1]
Dividends
147
42
105
1Q17
185
46
139
2Q17
192
53
139
3Q17
200
52
148
4Q17
201
52
149
1Q18

Dividends Per Share Growth



0.79
2014
0.83
2015
0.89
2016
1.09
2017
1.20
1Q18 Annualized

3/31/18 • [1]Shares repurchased under equity repurchase program

Comerica Bank

Benefit from Rate Increases

Drives significant revenue growth

Est. Additional Net Interest Income[1]

	FY18 vs. FY17	1Q18 vs. 4Q17
FY17 rate increases	~$125MM	$22MM
1Q18 faster rise of LIBOR	~$20MM	
Mar '18 rate increase	~$60-70MM	$5MM
Total	~$205-215MM	$27MM

Outcomes may vary due to many variables, including balance sheet movements (loan & deposit levels), pace that LIBOR rises, deposit betas as well as incremental funding needs

Cumulative Impact of Rate Increases[2]



0.25
1.55
3Q15
1Q18
Fed Funds
3.17
4.26
Beta 84%
3Q15
1Q18
Loan Yields
0.14
0.25
Beta 8%
3Q15
1Q18
Deposit Costs

Loans Predominantly Floating Rate

($ in billions; 1Q18 Average)



Fixed Rate ~10%
Prime-Based ~15%
60-day+ LIBOR ~15%
30-day LIBOR ~60%
Total $48.4

Deposits Primarily Noninterest-bearing

($ in billions; 1Q18 Average)



Retail Noninterest-bearing 7%
Retail Interest-bearing 29%
Commercial Noninterest-bearing 46%
Commercial Interest-bearing 18%
Total $56.1

3/31/18 • Outlook as of 4/17/18 • [1]Assumes increases in Fed Funds, Prime & LIBOR. For methodology see the Company's Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis. • [2]Beta: change in loan yields or interest-bearing deposit costs expressed as a percentage of the increase in the federal funds rate

Comerica Bank

Management Outlook

Unchanged, except net interest income higher reflecting benefits of higher rates

Assuming continuation of current economic & rate environment
~$270 million of benefits from GEAR Up initiative included[1]

		FY18 Compared to FY17	*2Q18 vs. 1Q18*

Average loans	Higher	• In line with growth in real GDP
		  • Growth: Most lines of business, led by General Middle Market, Technology & Life Sciences (Equity Fund Services), National Dealer Services & Mortgage Banker
		  • Stable: Energy & Corporate Banking
			Higher

Net interest income	Higher	• ~$205-215MM for full-year contribution of 2017 & 1Q18 short-term rate increases • Contribution from loan growth • Elevated interest recoveries not expected to repeat (2017 $28MM total)	Higher
Provision	Slightly Higher	• Provision of ~15-25 bps • Net charge-offs to remain low	Higher
Noninterest income	Higher	• Increase ~4% (FY17 excl. $120MM accounting change[2] & $8MM deferred comp) • Continued execution of GEAR Up initiatives to help drive growth, particularly in card, fiduciary, brokerage & treasury management	Higher

Noninterest expenses	Slightly Higher	• Increase ~1% (FY17 excl. $120MM accounting change[2] & $45MM restructuring)
		  • GEAR Up savings of additional $50MM (2017 >$125MM)
		  • Offset by continued increases in technology costs & typical inflationary pressures
		• Restructuring expenses ~$47MM-$57MM (2017 $45MM)
		• Efficiency ratio continues to improve
			Lower

Tax Rate	Lower	• ~23% of pre-tax income, excluding impact from employee stock transactions	Unchanged

Outlook as of 4/17/18 • [1]Relative to when we began the initiative in June 2016. See slide 18 for further detail. • [2]Effective 1/1/18, adopted new revenue recognition standard: noninterest income for certain products are presented net of costs, effectively lowering both noninterest income & expense (see 10-K).

Comerica Bank

Appendix

commitment

Comerica Bank

Adoption of Accounting Standards[1]

Reclassifications due to change in revenue recognition and pension accounting

Revenue Recognition (Prospective[2])	1Q18	*Prior Qtrs Not Restated* 4Q17	3Q17	2Q17	1Q17
Noninterest income					
Card fees	(34)	(33)	(29)	(26)	(25)
Deposit service charges	(1)	(1)	(1)	(2)	(1)
Noninterest expenses					
Outside processing fees	(35)	(34)	(30)	(28)	(26)

Certain revenue items reported net of related costs

- Adoption of new accounting standard for revenue recognition resulted in change in presentation which records certain costs in same category as associated revenues
- Improves efficiency ratio
- No impact to bottom line
- Net presentation started 1Q18[2]

Pension Accounting (Retrospective)	*All Qtrs Restated* 1Q18	4Q17	3Q17	2Q17	1Q17
Noninterest expenses					
Salaries & benefits	13	13	12	12	12
Other noninterest expenses	(13)	(13)	(12)	(12)	(12)

Certain components of pension benefit reported in other expenses

- Adoption of a new accounting standard for pension costs pertaining to actuarial estimates, other than employee service costs, resulted in reclassification
- Total annual pension costs unchanged at $19MM credit per annum
- No impact to bottom line
- Retrospective application to prior quarters

[1]Effective 1/1/18, adopted new revenue recognition standard & pension accounting standard (see 10-K) • [2]Effective 1/18, adopted modified retrospective approach. Prior quarter impacts in chart presented for comparability purposes.

Comerica Bank

GEAR Up: Growth in Efficiency And Revenue

Helping drive revenue growth & expense reductions

	Year	Incremental	Total
Expense Benefits	2016	~$ 25MM+	~$ 25MM+
	2017	~$125MM	~$150MM
	2018	~$ 50MM	~$200MM
	2019	~$ 15MM	~$215MM
Revenue Benefits	2017	~$ 30MM	~$ 30MM
	2018	~$ 40MM	~$ 70MM
	2019	~$ 20MM	~$ 90MM
Restructuring Expenses	2016	$ 93MM	$ 93MM
	2017	$ 45MM	$138MM
	2018	~$47-57MM	~$185-195MM

Revenue enhancements

- Continue to drive further growth & deeper customer relationships
  - Product enhancements
  - Training & new analytics
  - Sales force productivity tools result in additional capacity

Expense opportunities

- Rationalize & modernize IT applications
  - Optimize infrastructure platforms
  - Process automation
  - Migrate certain applications to cloud
- Office & operational space consolidation

Pre-tax $ • Estimates and outlook as of 4/17/18

Comerica Bank

Average Loans by Business and Market

By Line of Business	1Q18	4Q17	1Q17
Middle Market			
General	$11.8	$11.7	$11.9
Energy	1.9	2.0	2.1
National Dealer Services	7.3	7.1	6.8
Entertainment	0.7	0.7	0.7
Tech. & Life Sciences	3.5	3.5	3.2
Environmental Services	1.0	1.0	0.9
Total Middle Market	$26.2	$26.0	$25.4
Corporate Banking			
US Banking	3.2	3.4	3.0
International	1.3	1.4	1.5
Mortgage Banker Finance	1.4	1.9	1.5
Commercial Real Estate	5.3	5.2	5.3
BUSINESS BANK	**$37.4**	**$37.9**	**$36.8**
Small Business	3.7	3.8	3.8
Retail Banking	2.1	2.1	2.1
RETAIL BANK	**$5.8**	**$5.8**	**$5.9**
Private Banking	5.2	5.2	5.2
WEALTH MANAGEMENT	**$5.2**	**$5.2**	**$5.3**
TOTAL	**$48.4**	**$48.9**	**$47.9**

By Market	1Q18	4Q17	1Q17
Michigan	$12.6	$12.8	$12.6
California	18.3	18.2	17.7
Texas	9.8	9.8	10.1
Other Markets[1]	7.6	8.1	7.5
TOTAL	**$48.4**	**$48.9**	**$47.9**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets.

Comerica Bank

Average Deposits by Business and Market

By Line of Business	1Q18	4Q17	1Q17
Middle Market			
General	$14.0	$14.6	$15.0
Energy	0.6	0.6	1.0
National Dealer Services	0.3	0.3	0.3
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	5.9	5.7	5.7
Environmental Services	0.2	0.2	0.1
Total Middle Market	$21.1	$21.5	$22.3
Corporate Banking			
US Banking	2.0	2.4	$2.4
International	2.0	2.1	2.2
Mortgage Banker Finance	0.6	0.6	0.7
Commercial Real Estate	1.6	2.1	2.1
BUSINESS BANK	**$27.3**	**$28.7**	**$29.6**
Small Business	3.2	3.3	3.2
Retail Banking	20.9	20.9	20.6
RETAIL BANK	**$24.1**	**$24.2**	**$23.8**
Private Banking	3.6	4.0	3.7
WEALTH MANAGEMENT	**$3.8**	**$4.2**	**$4.0**
Finance/ Other[2]	0.9	0.5	0.4
TOTAL	**$56.1**	**$57.6**	**$57.8**

By Market	1Q18	4Q17	1Q17
Michigan	$21.2	$21.8	$22.1
California	17.1	18.2	17.2
Texas	9.2	9.4	10.1
Other Markets[1]	7.7	7.7	7.9
Finance/ Other[2]	0.9	0.5	0.4
TOTAL	**$56.1**	**$57.6**	**$57.8**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets. • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

Interest Rate Sensitivity

Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Held flat with prepayment reinvestment
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 1Q18 Standard Model

($ in millions)



~75
~125
~165
~185
~215
Up 100 bps
Addl. $2B Deposit Decline
Addl. 20% Increase in Beta
Standard Model
Addl. ~3% Loan Growth

3/31/18 • For methodology see the Company's Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

Commercial Real Estate Line of Business

Long history of working with well established, proven developers

CRE by Property Type[1]

($ in millions; Period-end)



Office 8%
Single Family 7%
Multi use 4%
Commercial 11%
Land Carry 5%
Retail 11%
Total $4,665
Other 5%
Multifamily 49%

CRE by Market[1]

($ in millions; Period-end, based on location of property)



Michigan 5%
Other 16%
California 44%
Total $4,665
Texas 35%

Period-end Loans[2]

($ in billions)



5.3
5.2
5.2
5.1
5.3
1Q17
2Q17
3Q17
4Q17
1Q18

Criticized Loans[3]

($ in millions)



% CRE Criticized
73
96
120
66
64
1.4%
1.9%
2.3%
1.3%
1.2%
1Q17
2Q17
3Q17
4Q17
1Q18

Net Charge-offs (Recoveries)

($ in millions)



-
(2)
-
-
-
1Q17
2Q17
3Q17
4Q17
1Q18

3/31/18 • [1]Excludes CRE line of business loans not secured by real estate • [2]Includes CRE line of business loans not secured by real estate • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

Energy Line of Business

Credit quality continues to improve; balances stable

Energy Line of Business Loans

($ in millions; Period-end)



Midstream
Services
Exploration & Production
1,955
2,047
2,077
1,836
1,848
1,360
1,443
1,530
1,346
1,395
268
258
239
195
152
327
346
308
295
301
1Q17
2Q17
3Q17
4Q17
1Q18



Total Commitments
Utilization Rate
4,151
4,175
4,095
3,802
3,608
45%
47%
48%
47%
48%
1Q17
2Q17
3Q17
4Q17
1Q18

- Focus on full relationships with larger, sophisticated E&P companies (access to a variety of capital sources, hedging & diverse geographic footprint)
- Expect to maintain portfolio at ~4% of total loans
- Robust analysis of collateral (97% of loans have security at 12/31)

Energy Line of Business Criticized Loans[1]

($ in millions)



NALs
871
769
627
508
468
266
225
167
108
102
1Q17
2Q17
3Q17
4Q17
1Q18

3/31/18 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

Mortgage Banker Finance

50+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with 100+ relationships
- Underlying mortgages are typically related to home purchases as opposed to refinances

  As of 1Q18:
  - Comerica: ~80% purchase
  - Industry: ~60% purchase[1]
- Strong credit quality
  - No charge-offs since 2010

Average Loans

($ in millions)



Actual MBA Mortgage Origination Volumes[1,2]
2,094
1,737
1,815
1,605
1,109
886
1,319
1,595
1,397
1,399
2,089
2,136
1,742
1,674
2,145
2,544
2,352
1,450
1,780
1,974
1,861
1,435
900
800
700
600
500
400
300
200
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18

MBA Mortgage Originations Forecast[1]

($ in billions)



Purchase
Refinance
346
444
450
370
355
1Q18
2Q18
3Q18
4Q18
1Q19

3/31/18 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 3/20/18; 1Q18 also estimated • [2]$ in billions

Comerica Bank

National Dealer Services

65+ years of floor plan lending

Franchise Distribution

(Based on period-end loan outstandings)


Honda/Acura 14%
Ford 9%
GM 7%
Fiat/Chrysler 11%
Mercedes 3%
Nissan/ Infiniti 6%
Other European 11%
Other Asian 12%
Other[1] 11%
Toyota/Lexus 16%
Total $7.4B

Geographic Dispersion

California	61%	Texas	8%
Michigan	21%	Other	10%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

Average Loans

($ in billions)


Floor Plan
4.6
4.9
5.1
4.9
5.3
5.3
5.7
5.5
5.7
5.9
6.0
6.0
6.2
6.2
6.5
6.3
6.6
6.8
7.1
6.9
7.1
7.3
2.5
2.8
3.1
2.9
3.2
3.2
3.5
3.2
3.4
3.5
3.6
3.5
3.7
3.8
4.0
3.8
4.0
4.1
4.3
3.9
4.1
4.2
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18

3/31/18 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

Technology and Life Sciences

20+ years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~800 customers (including ~225 customers in Equity Fund Services)
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances and maintain robust backroom operation
- 11 offices throughout US & Canada
- Recent growth driven by Equity Fund Services
  - Commercial banking services for venture capital & private equity firms
  - Bridge financing for capital calls
  - Strong credit profile

Technology & Life Sciences Avg. Loans

($ in billions)


Equity Fund Services
3.2
3.2
3.3
3.5
3.5
1.6
1.7
1.9
2.0
2.1
1Q17
2Q17
3Q17
4Q17
1Q18

Customer Segment Overview

(based on period-end loans)


Growth 19%
Leveraged Finance 8%
Early Stage 8%
Late Stage 5%
Equity Fund Services 60%
Total $3.7B

3/31/18

Comerica Bank

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
	Cullen Frost	A3	A-	--
	M&T Bank	A3	A-	A
	Comerica	**A3**	**BBB+**	**A**
	BOK Financial Corporation	A3	BBB+	A
	Huntington	Baa1	BBB	A-
	Fifth Third	Baa1	BBB+	A-
	KeyCorp	Baa1	BBB+	A-
	SunTrust	Baa1	BBB+	A-
	Regions Financial	Baa2	BBB+	BBB+
	First Horizon National Corp	Baa3	BBB-	BBB-
	Zions Bancorporation	Baa3	BBB-	--
Large Banks	U.S. Bancorp	A1	A+	AA-
	Wells Fargo & Company	A2	A-	A+
	PNC Financial Services Group	A3	A-	A+
	JP Morgan	A3	A-	A+
	Bank of America	A3	A-	A

As of 4/12/18 • Source: S&P Global Market Intelligence • Debt Ratings are not a recommendation to buy, sell, or hold securities

Reconciliation of Non-GAAP Financial Measures

(dollar amounts in millions, except per share data)	1Q18	4Q17	1Q17
Adjusted Earnings per Common Share:			
Net income available to common shareholders	$279	$112	$200
Restructuring charges, net of tax	12	8	7
Deferred tax adjustment	(3)	107	—
One-time employee bonus, net of tax	—	3	—
Tax benefits from employee stock transactions	(19)	(4)	(24)
Adjusted net income available to common shareholders	$269	$226	$183
Diluted average common shares (in millions)	175	176	180
Reported diluted earnings per common share	$1.59	$0.63	$1.11
Adjusted diluted earnings per common share	1.54	1.28	1.02
Adjusted Noninterest Income, Noninterest Expenses and Efficiency Ratio:			
Noninterest income	$244	$285	$271
Proforma effect of adopting new accounting standard	—	(34)	(26)
Adjusted noninterest income	$244	$251	$245
Noninterest Expenses	$446	$483	$457
Proforma effect of adopting new accounting standard	—	(34)	(26)
Restructuring charges	(16)	(13)	(11)
One-time employee bonus	—	(5)	—
Adjusted noninterest expenses	$430	$431	$420
Net interest income	$549	$545	$470
Efficiency ratio:			
Reported	56.33%	58.14%	61.71%
Adjusted	54.32	54.23	58.79

(dollar amounts in millions, except per share data)	1Q18	4Q17	1Q17
Adjusted Net Income, ROA and ROE:			
Net income	$281	$112	$202
Restructuring charges, net of tax	12	8	7
Deferred tax adjustment	(3)	107	—
One-time employee bonus, net of tax	—	3	—
Tax benefits from employee stock transactions	(19)	(4)	(24)
Adjusted net income	$271	$226	$185
Average assets	$70,326	$71,398	$71,819
Reported ROA	1.62%	0.62%	1.14%
Adjusted ROA	1.56	1.26	1.05
Average common shareholder's equity	$7,927	$7,987	$7,865
Reported ROE	14.37%	5.58%	10.42%
Adjusted ROE	13.85	11.24	9.56

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and performance trends. Comerica believes the adjusted data shown above provides a greater understanding of ongoing operations and enhances comparability of results with prior periods.